Exhibit 99.4

GUARANTEE AND SECURITY AGREEMENT
This Guarantee and Security Agreement (this "Security Agreement") is entered into effective as of January 10, 2019 (the "Effective Date"), by and among James Morris, Daniel Morris and Timothy Morris, individuals residing in Fort Wayne, Indiana (each a "Secured Party" and collectively, the "Secured Parties"), Alpine 4 Technologies Ltd., a Delaware corporation ("Alpine 4"), and Morris Sheet Metal Corp., an Indiana corporation (the "Company").  The Secured Parties, and the Company, and Alpine 4 are sometimes referred to hereafter individually as a "Party" and collectively as the "Parties."

RECITALS

A.
Alpine 4, the Secured Parties, and the Company entered into a Stock Purchase Agreement of even or near date herewith (the "SPA"), pursuant to which Alpine 4  purchased from the Secured Parties 100% of the issued and outstanding shares of stock of the Company and related entities (the "Purchased Shares").

B.
As partial payment for the Purchased Shares, Company made and conveyed to the Secured Parties six (6) Secured Promissory Notes (each a "Note" and collectively, the "Notes") of even or near date herewith, pursuant to which, Alpine 4 agreed to pay to the Secured Parties an aggregate of $3,450,000, on terms set forth in the Notes, as consideration for the Purchased Shares.

C.
In recognition of, and to provide collateral to secure Company's obligations under the Notes, the Company agrees to enter into this Security Agreement pursuant to which the Company will grant to Secured Parties a subordinated security interest in the Collateral described below.

D.	Alpine 4 hereby agrees to guarantee the obligations of the Company in respect of the payment obligations under the Notes.
AGREEMENT

 NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company, Secured Parties, and Alpine 4 hereby agree as follows:
 1. Definitions and Interpretation.  When used in this Security Agreement, the following terms have the following respective meanings:
 "Company Collateral" shall mean the present and future assets of the Company, including, without limitation, the equipment, accounts receivable, tools, parts, inventory, and commingled goods relating to the foregoing property, customer accounts, intellectual property, and investment property all whether now existing or hereafter arising, whether now owned or hereafter acquired or whether now or hereafter subject to any rights in the foregoing property, and any and all accessions thereto, replacements or modifications thereof, and all of the products and proceeds (whether cash or non-cash proceeds) from any of the foregoing, including, without limitation, insurance payments or proceeds of any policy of insurance relating thereto from any of the assets of the Company.

 "Lien" shall mean, with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom.
 "Obligations" shall be as defined in Section 2(a).
"Permitted Encumbrances" has the meaning specified therefor in the SPA.
 "Person" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.
"Senior Lender" shall mean the bank or other financing entity or facility providing the financing for the purchase of the Purchased Shares.
"Senior Security Interest" shall mean the security interest in the Collateral granted to the Senior Lender which is senior to the security interest granted to the Secured Parties hereunder.

Except as otherwise provided herein or defined in the Notes, all other terms used in this Security Agreement shall have the meanings given under Chapter 9.1 of the Indiana Uniform Commercial Code, or in any other article if not defined in Chapter 9.1.

2. Guarantee.
a.  Alpine 4 hereby guarantees to the Secured Parties (i) all indebtedness, obligations and liabilities (including, without limitation, indemnities, fees, expenses) of the Company to the Secured Parties arising out of or in connection with the Notes and this Security Agreement (collectively, the "Obligations"). Upon the occurrence of an Event of Default as defined herein, Alpine 4 and the Company, pursuant to the Notes which remains uncured pursuant to any applicable cure periods or means, Alpine 4 shall have the obligation to make any payment not made by the Company, until such time as the Company shall resume making such payments. Additionally, if the Company does not pay any and all amounts still owing at or before the Maturity Date of the Notes, then Alpine 4 shall have the obligation to pay all amounts due and payable under the Notes, pursuant to the terms of the Notes.
b.  If any or all payments made from time to time to Secured Parties with respect to any Obligations hereby guaranteed are recovered from, or repaid by, Secured Parties in whole or in part in any bankruptcy, reorganization, insolvency or similar proceeding instituted by or against Company, this Guaranty shall continue to be fully applicable to such Obligations to the same extent as if the recovered or repaid payment(s) had never been originally made on such Obligations.
c.  Each of Alpine 4 and the Company represents, warrants, and agrees that (i) such Party has legal capacity and full power and authority to enter into this Security Agreement; (ii) this Security Agreement has been duly executed and delivered by such Party; (iii) this Security Agreement constitutes such Party's legal, valid, and binding obligations which are enforceable in accordance with its terms; and (iv) the execution of this Security Agreement and the consummation of the transactions contemplated herein and the fulfillment of the terms hereof will not conflict with, or result in a breach of any term of, or constitute a default under any note, mortgage, indenture, or other agreement or instrument by which such Party is bound, or by any law, order, rule, regulation, writ, or injunction of any governmental body having jurisdiction over such Party or any of its properties, assets, or rights.

d.  Any and all rights of any nature of the Company to subrogation, reimbursement, or indemnity, and any rights of the Company to recourse to any assets or property of Alpine 4, for any reason, shall be unconditionally subordinated to all of Secured Parties' rights, and the Company shall not at any time exercise any of such rights unless and until all the Obligations have been unconditionally paid in full.
e.  The Guaranty is and shall be absolute, unconditional and continuing and shall remain in force until all amounts due to Secured Parties under the Notes are paid in-full.
3. Grant of Security Interest.
a. As security for the Obligations and continuing so long as any amount remains outstanding on the Notes, the Company hereby pledges and grants to Secured Parties collectively a subordinated continuing security interest (subject only to the Senior Security Interest granted to the Senior Lender) in and to all of the Company Collateral.
b.   The Company hereby authorizes Secured Parties to execute and file any financing or fixture filing statements signed only by Secured Parties as deemed advisable by Secured Parties in the appropriate state or local offices on behalf of The Company in connection herewith.
 4. Representations, Warranties, and Covenants.
a. Covenants Relating to Collateral.  As security for the Obligations, the Company hereby agrees (i) to perform all acts that may be necessary to maintain, preserve, protect and perfect the Collateral, the Subordinated Security Interest (subject only to Permitted Encumbrances) granted to Secured Parties therein and the perfection and priority of such Subordinated Security Interest (subject only to the Senior Security Interest granted to the Senior Lenders, and to Permitted Encumbrances); (ii) to pay promptly when due all taxes and other governmental charges, all Liens and all other charges now or hereafter imposed upon or affecting any Collateral; (iii) to procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings reasonably deemed necessary or appropriate by the Secured Parties to maintain and protect Secured Parties' Subordinated Security Interest (subject only to the Senior Security Interest granted to the Senior Lender, and to Permitted Encumbrances) hereunder and the priority thereof and to deliver promptly upon the request of the Secured Parties all originals of Collateral consisting of instruments, investment property, or other Collateral for which possession of originals is necessary; (iv) to appear in and defend any action or proceeding which may affect the Company's title to or Secured Parties' interest in the Collateral; and (v) except for in connection with sales of inventory in the ordinary course of business, not to surrender or lose possession of (other than to Secured Parties), sell, encumber, lease or otherwise dispose of or transfer any Collateral or right or interest therein, and to keep the Collateral free of all Liens (other than the Senior Security Interest granted to the Senior Lenders and Permitted Encumbrances). The Company shall provide each Secured Party with at least 30 days' prior written notice of the Company's desire to change the holders of the Senior Security Interests from time to time as needed to help in the financing activities of the Company, and provided that the Company is not then in default with respect to the Obligations, the holders of the Senior Security Interests may be changed so long as the maximum indebtedness to the Senior Security Interest does not exceed $4,000,000 of Senior Security Interest, without written agreement from the Secured Parties.

b. Other Representations, Warranties, and Covenants.  Each of Alpine 4 and the Company represents, warrants, and covenants to each of the following:
i. The exact legal names of Alpine 4 and the Company is set forth on the signature page of this Security Agreement.
ii. Alpine 4 is duly incorporated and in good standing under the laws of the state of Delaware, the Company is duly organized and validly existing under the laws of the state of Indiana, and with respect to each of Alpine 4 and the Company, the execution, delivery, and performance of this Security Agreement is within Alpine 4's and the Company's powers, the Security Agreement has been duly authorized, and is not in conflict with the terms of its respective organizational documents, each as amended through the date of this Security Agreement, and each constitutes a legal, valid and binding obligation of Alpine 4 and the Company enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and subject to equitable principles (regardless of whether enforcement is sought in equity or at law).
iii. Alpine 4's chief executive office is located at 2525 E. Biltmore Cir., Suite C237, Phoenix, AZ 85016, and the Company's chief executive office is located at 6212 Highview Drive, Fort Wayne, Indiana 46818.
iv. Not to change the Company's name, any organizational identification number, state of incorporation, organizational identity, or location of chief executive office; provided, however, that the Company may change any of these upon at least 30 days' prior written notice to Secured Parties of such change along with the Company paying all of Secured Parties' incurred costs of filing amendments, additional financing statements, or any other necessary documents to protect, perfect, and preserve Secured Parties' security interest in the Collateral.
v.       To pay all taxes and assessments of every nature which may be levied or assessed against the Collateral.
vi.     At the time the Company Collateral becomes subject to the lien and security interest created by this Agreement, the Company, as applicable, will be the direct, legal and beneficial owner thereof, free and clear of any lien, security interest, encumbrance, claim, option or right of others except for the Senior Security Interest and the security interest created by this Security Agreement.
vii.  No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the pledge by the Company of the Company Collateral pursuant to this Security Agreement or for the execution and delivery of the Notes and this Security Agreement by the Company or the performance by Alpine 4 of its obligations hereunder.
 5.    Litigation and Other Proceedings.  The Secured Parties shall have the right but not the obligation to bring suit or institute proceedings in the name of the Company or the Secured Parties to enforce any rights in the Company Collateral, including without limitation any license thereunder, in which event the Company shall at the request of the Secured Parties do any and all lawful acts and execute any and all documents reasonably required by Secured Parties or determined to be necessary or appropriate by Secured Parties in aid of such enforcement.

 6. Action by Secured Parties.  All actions of the Secured Parties pursuant to this Security Agreement, including the enforcement of any rights pursuant to this Security Agreement or the Guarantee of Alpine 4 above, shall be determined by the Secured Parties jointly, acting together, and the Secured Parties agree that the approval of all Secured Parties shall be required for any action to be taken by the Secured Parties with respect to the enforcement of any rights pursuant to this Security Agreement or the Guarantee of Alpine 4 above. The Secured Parties further agree that neither the Company nor Alpine 4 shall be required to comply with any instructions or respond to any actions or claims by the Secured Parties unless the Secured Parties affirm that they are acting jointly.
7. Default and Remedies.
a. Default.  The Company shall be deemed in default under this Security Agreement upon (each an "Event of Default"): (i) the occurrence and during the continuance of a default or breach of any of Alpine 4's  obligations arising under the terms of the Notes or a default or breach of any of the Company's obligations arising under the terms of this Security Agreement, (ii) the uninsured loss, theft, damage, or destruction to the Company Collateral, sale (other than inventory in the ordinary course of business) or encumbrance of any of the Company Collateral, or the making of any levy, seizure or attachment on the Company Collateral, or (iii) dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding under any bankruptcy or insolvency laws of, by or against the Company, (iv) the Company's merger, consolidation, or transfer of a substantial part of its assets, a material decline in the value of the Collateral or any significant part thereof, (v) Alpine 4's or the Company's concealment, removal (or permitting such concealment or removal) of any part of the Company Collateral, with the intent to hinder, delay or defraud its creditors, (vi) Secured Parties' determination to deem themselves insecure, or (vii) any other Event of Default as defined under the Notes.
b. Remedies.  Upon the occurrence and during the continuance of any Event of Default, the Secured Parties shall have the rights granted by this Security Agreement, and by law, including without limitation the right to: (i) declare the Notes, individually or collectively, at the option of the Secured Parties, (ii) require the Company to assemble the Company Collateral and make it available to the Secured Parties at a place to be designated by the Secured Parties, , (iv) prior to the disposition of the Company Collateral, require the Company to store, process, repair or recondition the Company Collateral or otherwise prepare the Company Collateral for disposition in any manner and to the extent the Secured Parties deem appropriate and in connection with such preparation and disposition, without charge to Secured Parties, and (v) may collect all reasonable costs incurred in pursuing any remedies including, but not limited to, reasonable attorneys' fees.
c. Application of Company Collateral Proceeds.  The proceeds and/or avails of the Company Collateral, or any part thereof, and the proceeds and the avails of any remedy hereunder (as well as any other amounts of any kind held by the Secured Parties at the time of, or received by Secured Parties after, the occurrence of an event of default) shall be paid to and applied as follows:
i. First, to the payment of reasonable costs and expenses of Secured Parties, including, without limitation, all amounts expended to preserve the value of the Company Collateral, of foreclosure or suit, if any, and of such sale and the exercise of any other rights or remedies, and of all proper fees, expenses, liability and advances, including reasonable legal expenses and attorneys' fees, incurred or made hereunder by Secured Parties;

ii. Second, to the payment to Secured Parties of the amounts outstanding under the Notes;
iii. Third, to the payment of the surplus, if any, to the Company, their successors and assigns, or to whomsoever may be lawfully entitled to receive the same.

 8.   Miscellaneous.

a. Notices.  Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Alpine 4, the Company, or Secured Parties under this Security Agreement shall be in writing and faxed, mailed or delivered to each party to the facsimile number or the address set forth below, or to such other address as may be specified in writing by a Party to the other parties to this Security Agreement.

If to Secured Parties:

James Morris

Email:

with a copy (which shall not constitute notice) to:

Attn: [____________]
Fax: [_____________]
Phone: [___________]

Daniel Morris

Email:

with a copy (which shall not constitute notice) to:

Attn: [____________]
Fax: [_____________]
Phone: [___________]

Timothy Morris
520 Lane 180 Turkey Lk
Hudson, Indiana 46747
Email: timmorris55@yahoo.com
with a copy (which shall not constitute notice) to:

Barrett McNagny, LLP
215 E. Berry Street
Fort Wayne, IN 46802
Attn: John C. Barce
Fax: (260) 423-8920
Phone: (260) 423-9550

If to the Company:

Morris Sheet Metal Corp.

Attn: [____________]
Fax: [_____________]
Phone: [___________]

with a copy (which shall not constitute notice) to:

Kirton McConkie PC
60 E. South Temple, Suite 1800
Salt Lake City, Utah 84111
Fax: (801) 212-2187
Phone: (801) 328-3600
Attn: C. Parkinson Lloyd, Esq.

If to Alpine 4:

Attn: [____________]
Fax: [_____________]
Phone: [___________]

b. Nonwaiver.  No failure or delay on the part of Secured Parties in exercising any of its rights hereunder will operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.
c. Amendments and Waivers.  This Security Agreement may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Alpine 4, the Company and Secured Parties.  Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.
d. Assignments.  This Security Agreement shall be binding upon and inure to the benefit of Secured Parties, Alpine 4 and the Company, and their respective successors and assigns; provided, however, that neither Alpine 4 nor the Company may sell, assign or delegate rights and obligations hereunder without the prior written consent of Secured Parties.
e. Cumulative Rights, etc.  The rights, powers and remedies of Secured Parties under this Security Agreement shall be in addition to all rights, powers and remedies given to Secured Parties by virtue of any applicable law, rule or regulation of any governmental authority and under the Notes, all of which rights, powers, and remedies will be cumulative and may be exercised successively or concurrently without impairing the rights of the Secured Parties hereunder or thereunder.  The Company hereby waives any right to require Secured Parties to proceed against any person or entity or to exhaust any Collateral or to pursue any remedy in the Secured Parties' power.
f. Payments Free of Taxes, Etc.  All payments made by Alpine 4 under the Notes will be made by Alpine 4 free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings.
g.              Partial Invalidity.  If at any time any provision of this Security Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Security Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.
h.              Expenses.  Each of Alpine 4 and the Company shall pay on demand all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Secured Parties in connection with the custody, preservation or sale of, or other realization on, any of the Collateral or the enforcement or attempt to enforce any of the Obligations which is not performed as and when required by this Security Agreement or the Notes.

i.               Construction.  Each of this Security Agreement and the Notes is the result of negotiations among, and has been reviewed by, Alpine 4, the Company and Secured Parties.  Accordingly, this Security Agreement and the Notes will be deemed to be the product of all parties hereto, and no ambiguity shall be construed in favor of or against Alpine 4, the Company or Secured Parties.
j.               Entire Agreement.  This Security Agreement and the Notes constitute and contain the entire agreement of the Company, and Secured Parties and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.  In the event of any inconsistencies between the terms of this Security Agreement or the Notes and the terms of any other document related to the loans by the Company to the Secured Parties, the terms of this Security Agreement or the Notes, as applicable, shall prevail.
k.             Governing Law.  This Security Agreement shall be governed by and construed in accordance with the laws of the State of Indiana without reference to conflicts of law rules.
l.              Counterparts. This Security Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument.
m.            Waiver of Right to Jury.  In order to avoid delays and minimize expense Alpine 4, the Company and Secured Parties knowingly, voluntarily and intentionally waive any right to trial by jury in respect of any claim, demand, action or cause of action arising out of, under or in connection with this Security Agreement or any related writing or any amendment thereto, whether now existing or hereinafter arising and whether sounding in contract or tort or otherwise, and each party hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by a court trial without a jury, and a copy of this Security Agreement may be filed with any court as evidence of the consent of each of the parties hereto to the waiver of its right to trial by jury.
[Signature page follows.]

     IN WITNESS WHEREOF, the parties have caused this Security Agreement to be executed as of the day and year first above written.

ALPINE 4:

ALPINE 4 TECHNOLOGIES LTD
a Delaware corporation

By:
Kent Wilson
Its Chief Executive Officer

SECURED PARTIES:

Name:

Name:

Timothy Morris

COMPANY:

MORRIS SHEET METAL CORP.

By:
Kent Wilson
Its interim CEO